                     AMENDMENT TO AGREEMENT OF SALE (O&L)
                     ------------------------------

          This Amendment (this "Amendment"), to that certain Agreement of Sale, by and between the parties hereto, dated as of February __, 2000 (the "Agreement"), is made as of this ___ day of December 2000, by and between the Beasley Broadcasting of Eastern North Carolina, Inc., a North Carolina corporation (the "Seller"), and Beasley Family Towers, Inc., a Delaware corporation (the "Buyer").

                                  WITNESSETH:

          WHEREAS, Seller and Buyer entered into the Agreement whereby Buyer purchased from Seller two (2) communications tower facilities used in the operation of radio broadcast station WKML-FM (each a "Tower" and collectively the "Towers") and certain personal property belonging to Seller and associated with the Towers;

          WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects to clarify the nature of the assets sold pursuant to the Agreement;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller, intending to be legally bound hereby, agree as follows:

          1. The first recital of the Agreement is amended and restated as follows:

          WHEREAS, Seller owns certain real and personal property comprising one parcel of real property and two (2) communications tower facilities, one of such towers a one thousand and twenty-three (1023) foot tower (the "Stainless Tower"), and the second a five hundred (500) foot tower (the "Sabre Tower," and together with the Stainless Tower, called collectively herein the "Towers"), located in Saddletree Township, North Carolina and used in connection with the operation of radio broadcast station WKML-FM (the "Tower Site").

          2. The first sentence of Section 5(d) of the Agreement is amended and restated as follows:

          Buyer and Seller acknowledge that certain of the Towers are occupied, or will be occupied, by various tenants pursuant to tower leases between third party lessees and the Seller, for space on certain of the Towers, such tower leases all made effective prior to the effective date of this Agreement and shall include without limitation: (x) with respect to the Stainless Tower, that certain Lease Agreement, dated December 1, 1993, by and between Seller and Professional Communications ("Professional"), such agreement leasing to Professional tower space located at seven hundred seventy (770) and eight hundred (800) feet, respectively, from ground level (the "Professional Lease"), and (y) with respect to the Sabre Tower, that certain Lease Agreement, dated October 16, 1998, by and between Seller and BellSouth Telecommunications, Inc., ("BellSouth"), such agreement leasing to BellSouth tower space located at four hundred eighty (480) feet above ground level (the "BellSouth Lease," and together with the Professional Lease, collectively called herein the "Tower Leases").

          3. The first sentence under the section heading "WKML-FM TOWER" in Exhibit A is hereby amended and restated as follows:

              (1) That certain one thousand (1000) foot communications tower manufactured by Stainless and located at the coordinates 34'46' 50.226"N, 79'02' 44.445"W on the tract of land described below and (2) that certain five hundred foot (500) communications tower manufactured by Sabre and located at the coordinates 34'46' 51.284"N, 79'02' 40.009"W on that tract of land described below:

          4. Except as expressly provided herein, the Agreement shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement.

          5. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              SELLER:

                              BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INC..

                              By:  __________________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer

                              BUYER:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  __________________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of February __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley Broadcasting of Eastern North Carolina, Inc., a North Carolina corporation (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor antenna space on two (2) communications tower facilities (each a "Tower" and collectively the "Towers"), and space in a transmitter building, each used in the operation of radio broadcast station WKML-FM, such Towers and transmitter building space used for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the Towers and the transmitter building space obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          7.  The first recital of the Lease is amended and restated as follows:

          WHEREAS, Lessor owns two (2) communications towers described on Exhibit A attached hereto, one of such towers a one thousand and twenty three
(1023) foot tower (the "Stainless Tower"), and the second a five hundred (500) foot tower (the "Sabre Tower," and together with the Stainless Tower, called collectively herein the "Towers"), together with other improvements on a certain tract of real estate located in Saddletree Township, North Carolina and described in Exhibit B attached hereto (hereinafter referred to as the "Tower Site"; the term "Tower Site" shall also include any appurtenant easements or improvements on such land, including, without limitation, any buildings or other structures, but not including that certain transmitter building owned by a tenant of Lessor);

          8. Section 2.01(a) of the Lease is hereby amended and restated as follows:

              (a) Space on the Towers, as more fully described in Exhibit C hereto, for the purpose of the broadcast transmission of WKML-FM, Saddle Township, North Carolina, such leasehold interests subject to: (x) with respect to the Stainless Tower, that certain Lease Agreement, dated December 1, 1993, by and between Seller and Professional Communications ("Professional"), such agreement leasing to Professional tower space located at seven hundred seventy
(770) and eight hundred (800) feet, respectively, from ground level (the "Professional Lease"), and (y) with respect to the Sabre Tower, that certain Lease Agreement, dated October 16, 1998, by and between Seller and BellSouth Telecommunications, Inc., ("BellSouth"), such agreement leasing to BellSouth tower space located at four hundred eighty

(480) feet above ground level (the "BellSouth Lease," and together with the Professional Lease, collectively called herein the "Tower Leases").

          9. The second sentence of Section 13.01 of the Lease is hereby deleted.

          10. The last sentence of Section 14.01 of the Lease is hereby deleted.

          11. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          12.  The text of Exhibit A is amended and restated as follows:

          (1) That certain one thousand (1000) foot communications tower manufactured by Stainless and located at the coordinates 34'46' 50.226"N, 79'02' 44.445"W on the tract of land described below and (2) that certain five hundred foot (500) communications tower manufactured by Sabre and located at the coordinates 34'46' 51.284"N, 79'02' 40.009"W both such towers situated on that certain tract of land described on Exhibit B herein:

          13. The text of Exhibit C of the Lease is amended and restated as follows:

          (1) One (1) Stl Mark 6 antenna located five hundred (500) feet from ground level on the Stainless Tower.

          (2) One (1) side-mounted Marti receiving antenna located eight hundred seventy (870) feet from ground level on the Stainless Tower.

          (3) One (1) Shively Labs 8 bay Antenna located on top of the Stainless Tower.

          14. The text of Exhibit D of the Lease is amended and restated as follows:

          One (1) concrete block transmitter building with approximately six hundred thirty (630) square feet of interior space. Lessee maintains a transmitter which occupies approximately two hundred (200) feet of the interior space of the transmitter building and the tenant under the Tower Lease maintains a transmitter which occupies approximately two hundred (200) feet of the interior space of the transmitter building.

          15. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          16. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          17. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  ___________________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

                              LESSEE:

                              BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA,
                              INC.

                              By:  ___________________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer